UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 15, 2007.

BA CREDIT CARD TRUST* (Exact name of issuing entity as specified in its charter) (Issuing Entity of the Notes)	BA MASTER CREDIT CARD TRUST II (Exact name of issuing entity as specified in its charter) (Issuing Entity of the Collateral Certificate)

Commission File Number of depositor: 333-136122

BA CREDIT CARD FUNDING, LLC

(Exact name of depositor as specified in its charter)

FIA CARD SERVICES, NATIONAL ASSOCIATION

(Exact name of sponsor as specified in its charter)

Delaware	Delaware
(State or Other Jurisdiction of Incorporation)	(State or Other Jurisdiction of Incorporation)

c/o BA Credit Card Funding, LLC 214 North Tryon Street Suite #21-39, NC1-027-21-04 Charlotte, North Carolina 28255	c/o BA Credit Card Funding, LLC 214 North Tryon Street Suite #21-39, NC1-027-21-04 Charlotte, North Carolina 28255
(Address of Principal Executive Office)	(Address of Principal Executive Office)

(704) 683-4915	(704) 683-4915
(Telephone Number, including area code)	(Telephone Number, including area code)

333-136122-02	333-136122-01
(Commission File Numbers)	(Commission File Numbers)

01-0864848	01-0864848
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

N/A	N/A
(Former name or address, if changed since last report)	(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

_________________________

* In accordance with relevant regulations of the Securities and Exchange Commission, the depositor files annual and other reports with the Commission on behalf of the BA Credit Card Trust and the BA Master Credit Card Trust II under the Central Index Key (CIK) number (0001128250) for the BA Credit Card Trust.

Section 8 – Other Events.

Item 8.01. Other Events.

On May 15, 2007 BA Credit Card Trust issued its BAseries Class B(2007-4) Notes.

On May 15, 2007 BA Credit Card Trust issued its BAseries Class C(2007-2) Notes.

On May 15, 2007 Richards, Layton & Finger, P.A. delivered its legality opinion with respect to BA Credit Card Trust, BAseries Class B(2007-4) Notes.

On May 15, 2007 Richards, Layton & Finger, P.A. delivered its legality opinion with respect to BA Credit Card Trust, BAseries Class C(2007-2) Notes.

Section 9 – Financial Statements and Exhibits.

Item 9.01(d). Exhibits.

The following are filed as Exhibits to this Report under Exhibit 5 and 23:

5.1	Legality opinion of Richards, Layton & Finger, P.A. with respect to BAseries Class B(2007-4) Notes.

5.2	Legality opinion of Richards, Layton & Finger, P.A. with respect to BAseries Class C(2007-2) Notes.

23.1	Consent of Richards, Layton & Finger, P.A. (included in opinion filed as Exhibits 5.1 and 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BA CREDIT CARD FUNDING, LLC

Acting solely in its capacity as

depositor of BA Master Credit Card Trust II and

BA Credit Card Trust

/s/ Keith W. Landis
By:	___________________________________
Name: Keith W. Landis
Title: Vice President

May 15, 2007

EXHIBIT INDEX

Exhibit No.	Description

5.1	Legality opinion of Richards, Layton & Finger, P.A. with respect to BAseries Class B(2007-4) Notes.

5.2	Legality opinion of Richards, Layton & Finger, P.A. with respect to BAseries Class C(2007-2) Notes.

23.1	Consent of Richards, Layton & Finger, P.A. (included in opinion filed as Exhibits 5.1 and 5.2).